Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-29725, 333-33555, 333-54017 and 333-39072 of CommScope, Inc. on Form S-8 of
our report dated May 26, 2000, appearing in this Annual Report on Form 11-K of CommScope, Inc. of North Carolina Employees Profit Sharing and Savings Plan for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Hickory, North Carolina
June 20, 2000

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